Events after the reporting period	12 Months Ended
Dec. 31, 2020
Disclosure of non-adjusting events after reporting period [abstract]
Events after the reporting period [Text Block]

32. Events after the reporting period

As a result of the delay in finalizing the remaining land user agreements coupled with new, heightened, domestic travel restrictions announced on January 26, 2021 by the government of Peru, Hudbay has concluded that it no longer expects to mine four million tonnes of ore from the Pampacancha deposit by June 30, 2021. If we fail to meet this milestone, we will be required to deliver an additional 8,020 ounces of gold to Wheaton in equal quarterly installments, at prevailing market prices, starting September 30, 2021.